UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2025

STEEL PARTNERS HOLDINGS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35493	13-3727655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 520-2300

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units, no par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2025, Steel Partners Holdings L.P. (“SPLP”) announced that it has given formal notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily delist its Common Units, no par value (the “Common Units”) and its 6.0% Series A Preferred Units (the “Series A Units” and together with the Common Units, the “Units”) from the NYSE and to deregister under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On April 10, 2025, the Board of Directors of the General Partner of SPLP (the “Board”) unanimously approved resolutions to authorize the (i) delisting of the Units from the New York Stock Exchange and (ii) deregistration of the Units from the applicable reporting obligations under the Exchange Act. Following the de-listing from the NYSE, SPLP expects the Units will be quoted on the OTCQX platform (the “OTCQX”). SPLP plans on filing a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about April 21, 2025. The last day of trading in SPLP’s Units on the NYSE is expected to be on or about May 1, 2025, when the Form 25 takes effect. When SPLP files a Form 15 on or about May 1, 2025, its filing obligations under the Exchange Act will immediately be suspended or terminated, including the filing of all reports on Forms 8-K, 10-Q and 10-K. On July 30, 2025, the deregistration of the Units is expected to become effective.

SPLP has filed an application for its Common Units and Series A Units to be quoted on the OTCQX platform, operated by OTC Markets Group Inc. and expects trading on the OTCQX platform to begin on or about May 2, 2025. There is no guarantee, however, that a broker will continue to make a market in the Units and that trading of the Units will continue on the OTCQX or otherwise or that SPLP will continue to provide information sufficient to enable brokers to provide quotes for its Units.

A copy of the press release announcing SPLP’s intention to delist and deregister its Units is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated April 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2025	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Ryan O’Herrin
	Name:	Ryan O’Herrin
	Title:	Chief Financial Officer

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